UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2017

The Pulse Network, Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-54741

(Commission File Number)

45-4798356

(IRS Employer Identification No.)

10 Oceana Way

Norwood, Massachusetts 02062

(Address of principal executive offices)(Zip Code)

(781) 821-6600

Registrant’s telephone number, including area code

____________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On February 13, 2017, The Pulse Network, Inc., a Nevada corporation (the “Company”), received notice from Stowe & Degon LLC (“Stowe & Degon”), that Stowe & Degon had resigned as the independent registered public accounting firm of the Company.

Except as described in the next sentence, the reports of Stowe & Degon regarding the Company’s financial statements as of March 31, 2015 and 2014 and the statement of operations, stockholders’ equity (deficit) and cash flows for the years then ended, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle. The reports of Stowe & Degon, stated that there is substantial doubt about the Company’s ability to continue as a going concern. Stowe & Degon did not render a report for the Company’s financial statements as of March 31, 2016 or the statement of operations, stockholders’ equity (deficit) and cash flows for the year then ended because the Company has not yet prepared financial statements for audit by Stowe & Degon.

For the years ended March 31, 2015 and 2014, and during the subsequent interim period through February 22, 2016, the Company had no disagreement with Stowe & Degon on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Stowe & Degon, would have caused them to make reference thereto in their report on the Company’s financial statements for such year ended March 31, 2015 and 2014. There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Stowe & Degon a copy of the above disclosures and requested Stowe & Degon to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Stowe & Degon’s response is attached as Exhibit 16.2 to this Current Report on Form 8-K.

The Board of Directors of the Company has not resolved to engage a new independent registered public accounting firm of the Company, but has commenced a search for a new independent registered public accounting firm for the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description
16.1	Letter from Stowe & Degon LLC, dated February 13, 2017
16.2	Letter from Stowe & Degon LLC, dated February 15, 2017

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Pulse Network, Inc. (Registrant)

Date: February 17, 2017	By	/s/ Stephen Saber
	Name:	Stephen Saber
	Title:	Chief Executive Officer

3